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                                                                    Exhibit 10.3

                                 AMENDMENT NO. 1
                                     TO THE
                            COLE NATIONAL GROUP, INC.
                                 RETIREMENT PLAN

                 (As Amended and Restated as of January 1, 2001)

            Cole National Group, Inc., a Delaware corporation, hereby amends the Cole National Group, Inc. Retirement Plan (As Amended and Restated as of January 1, 2001) (the "Plan") as hereinafter set forth. Except as otherwise provided herein, the provisions of this Amendment shall be effective March 31, 2002. Words and phrases used herein with initial capital letters that are defined in the Plan are used herein as so defined.

                                    SECTION 1

            Section 1.2 of the Plan is hereby amended by the addition of the following new sentence at the end thereof:

      "Effective March 31, 2002, the Accrued Benefit under the Plan of each Participant, other than a Grandfathered Participant, is frozen."

                                    SECTION 2

            Effective as of January 1, 2002, the first sentence of Section 1.8(b) of the Plan is hereby amended to read as follows:

      "Notwithstanding the foregoing provisions of this Section, effective for the 1997, 1998, 1999, 2000 and 2001 Plan Years, Annual Compensation taken into account for any purpose for any such Plan Year shall not exceed $150,000 (as such amount shall be adjusted pursuant to section 401(a)(17) of the Code) and for Plan Years beginning on or after January 1, 2002, Annual Compensation taken into account for any purpose for any such Plan Year shall not exceed $200,000."

                                    SECTION 3

            Section 1.11 of the Plan is hereby amended by the addition of the following new sentence at the end thereof:


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      "Notwithstanding the foregoing, for purposes of each Participant in the
      Plan on March 31, 2002, Average Monthly Compensation shall be frozen on March 31, 2002."

                                    SECTION 4

            Section 1.20 of the Plan is hereby amended by the addition of the following new sentence at the end thereof:

      "Notwithstanding the foregoing, for purposes of each Participant in the Plan on or after January 1, 2002, Covered Compensation shall be frozen on December 31, 2001."

                                    SECTION 5

            Section 1.30A of the Plan is hereby added to the Plan immediately following Section 1.30 of the Plan:

                  "1.30A Grandfathered Participant: A Participant who had attained age 50 and completed at least 10 Years of Benefit Service under the Plan on December 31, 2001."

                                    SECTION 6

            Section 1.56 of the Plan is hereby amended by the addition of the following new subsection at the end thereof:

                  "(g) For purposes of any Participant who is not a Grandfathered Participant, in no event shall such Participant's Years of Benefit Service take into account Hours of Service performed after March 31, 2002."

                                    SECTION 7

            Section 3.1 of the Plan is hereby amended by the addition of the following new sentence at the end thereof:

      "Notwithstanding the foregoing provisions of this Section or the provisions of Section 3.3, no person shall become a Participant on or after April 1, 2002."


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                                   SECTION 8

               Sections 4.3(a), 4.4(b), 4.5 and 4.6 of the Plan are hereby amended by the addition of the following new sentence at the end of each such section:

      "Notwithstanding the foregoing, (i) for purposes of any Participant other than a Grandfathered Participant, the benefit determined under this Section shall reflect the freeze of (A) Covered Compensation as of December 31, 2001 and (B) Average Monthly Compensation and Years of Benefit Service as of March 31, 2002 and (ii) for purposes of any Grandfathered Participant, the benefit determined under this Section shall reflect the freeze of (A) Covered Compensation earned as of December 31, 2001 and (B) Average Monthly Compensation as of March 31, 2002."

                  EXECUTED this      day of                 , 2002.
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                              COLE NATIONAL GROUP, INC.

                              By:
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                              Title:
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                              And:
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                              Title:
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